                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 10, 2005
                                                         ---------------

                          ----------------------------

                               SL INDUSTRIES, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

       NEW JERSEY                   1-4987                  21-0682685
       ----------                   ------                  ----------
(State or other jurisdiction      (Commission             (IRS Employer
    of incorporation)             File Number)          Identification No.)

 520 Fellowship Road, Suite A114, Mount Laurel, New Jersey         08054
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 (Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code (856) 727-1500
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 10, 2005,  SL  Industries,  Inc., a New Jersey  corporation  (the
"Company") announced its financial results for the quarter ended March 31, 2005.
A copy of the press release is furnished as EXHIBIT 99.01.

     The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including EXHIBIT 99.01 hereto, shall not be considered "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended,  or otherwise subject to the liability of such section, nor shall it be incorporated by reference  into future  filings by the Company  under the  Securities  Act of
1933, as amended,  or under the Securities  Act of 1934, as amended,  unless the
Company  expressly sets forth in such future filing that such  information is to be considered "filed" or incorporated by reference therein.

ITEM 5.02.     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 12, 2005,  the Board of Directors  of the Company  elected  James
Taylor as President and Chief Executive Officer of the Company.  At the meeting,
Warren Lichtenstein  voluntarily  resigned as the Chief Executive Officer of the
Company,  but will continue to serve as Chairman.  Glen Kassan,  who  previously served as  President,  will  become  Vice  Chairman  of the Board.  The Board of
Directors accepted the resignation of Messrs. Lichtenstein and Kassan. A copy of the press release  announcing  such actions is attached  hereto as EXHIBIT 99.02 and is incorporated by reference herein.

     Mr.  Taylor's  appointment  as President  and Chief  Executive  Officer was effective August 12, 2005. Mr. Taylor, 40, has served as Chief Operating Officer and Executive  Vice  President of the Company since January 2004, and previously served as the President of the Company's  Power  Electronics  Group since August
2002,  and as President of the Company's  subsidiary,  Teal  Electronics  Corp., since  January  2000.  From  September  1997 to December  1999,  Mr.  Taylor was
President of Transicoil, a division of Horizon Aerospace,  LLC, a privately held company specializing in military aerospace and medical motors.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit No.     Exhibits
     -----------     --------

     99.01           Press Release dated August 10, 2005.

     99.02           Press Release dated August 15, 2005

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                              SL INDUSTRIES, INC.
                                                 (Registrant)

Date: August 15, 2005

                                    By:  /s/  David R. Nuzzo
                                       -----------------------------------------
                                       Name:  David R. Nuzzo
                                       Title: Vice President and Chief Financial
                                              Officer